EXHIBIT 10(a)

Consent of Independent Registered Public Accounting Firm

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information included in Pre-Effective No. 1 to the Registration Statement (Form N-4 No. 333-185574) under the Securities Act of 1933 for Separate Account VA BNY and related Prospectus of Transamerica Variable Annuity Series and to the use of our report dated April 3, 2013, with respect to the statutory-basis financial statements and schedules of Transamerica Financial Life Insurance Company.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 8, 2013